UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 28, 2005

A. M. Castle & Co.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

3400 N. Wolf Road, Franklin Park, Illinois	60131
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code	847/455-7111

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Item 8.01 Disclosure Statement

Attached is the press release relative to statements made by the Company’s Chief Executive Officer, G. Thomas McKane, at the annual meeting of shareholders on Thursday, April 28, 2005.

The statements are forward looking with respect to the Company’s performance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. M. Castle & Co.
/s/ Lawrence A. Boik
Lawrence A. Boik
Vice President, Controller/Treasurer

Date	April 28, 2005

A. M. CASTLE & CO.
 3400 N. Wolf Road
Franklin Park, Illinois 60131
(847) 455-7111
(847) 455-6930 (Fax)

For Further Information:

AT THE COMPANY	AT FINANCIAL RELATIONS BOARD
G. Thomas McKane	Analyst Contacts:	General Information:
Chairman & CEO	John McNamara	George Zagoudis (312) 640-6663
(847) 349-2502	(212) 827-3771	Email:gzagoudis@financialrelationsboard.com
Email: tmckane@amcastle.com	Email: jmcnamara@financialrelationsboard.com

Traded: AMEX, CSE (CAS)
Member: S&P SmallCap 600 Index

FOR IMMEDIATE RELEASE
THURSDAY, APRIL 28, 2005

A. M. Castle & Co. Expects
Continued Favorable Business Climate

FRANKLIN PARK, ILLINOIS, APRIL 28, 2005 — A. M. CASTLE & CO. (AMEX: CAS), G. Thomas McKane, Chairman and CEO, stated today at its annual stockholders meeting, åThe manufacturing strength of the North American economy continues strong as we move into 2005. Metal pricing overall remains at near year-end 2004 levels. If these market conditions continue, we would expect a very strong first half and significantly increased sales and earnings for the year as a whole.æ

In other actions at its annual meeting, shareholders of the Company re-elected eight directors to serve one-year terms and ratified the appointment of Deloitte & Touche LLP as the Company’s registered, independent auditing firm for the year 2005.

Founded in 1890, A. M. Castle & Co. provides highly engineered materials and value added services to a wide range of companies within the producer durable equipment sector of the economy. Its customer base includes many Fortune 500 companies as well as thousands of medium and smaller-sized firms spread across a wide spectrum of industries. Within its core metals business, it specializes in the distribution of carbon, alloy and stainless steels; nickel alloy; aluminum; copper and brass. Through its subsidiary, Total Plastics, Inc., the Company also distributes a broad range of value-added industrial plastics. Together, Castle operates over 60 locations throughout North America. Its common stock is traded on the American and Chicago Stock Exchange under the ticker symbol "CAS".

This release may contain forward-looking statements relating to future financial results. Actual results may differ materially as a result of factors over which the Company has no control. These risk factors and additional information are included in the Company’s reports on file with the Securities and Exchange Commission.